Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned, as Co-Chief Executive Officer of Eagle Point Trinity Senior Secured
Lending Company (the “Company”), does hereby certify that to the undersigned’s knowledge:
1) the Company’s Form 10-Q for the quarter ended June 30, 2026, fully complies with the requirements of Section
13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and
2) the information contained in the Company’s Form 10-Q for the quarter ended June 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	By:	/s/ Kyle Brown
Kyle Brown
Co-Chief Executive Officer (Co-Principal Executive Officer)